UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT : JUNE 9, 2004

                       COMMISSION FILE NUMBER: 33-19980-D

                             CGI HOLDING CORPORATION
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

       Nevada                              87-0450450
-----------------------------          ---------------------------
State of other jurisdiction of          I.R.S. Employer I.D. No.
incorporation or organization

520 LAKE COOK ROAD, SUITE 690, DEERFIELD, ILLINOIS          60015
--------------------------------------------------     --------------
(Address of principal executive offices)                 (Zip Code)

Issuer's telephone number, including area code       (847) 282-5005
                                                   -----------------


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) EXHIBIT


                            ASSET PURCHASE AGREEMENT


This Asset Purchase Agreement (this "Agreement") is entered into effective as of June 4, 2004, by and among

WebSourced, Inc. (the "Buyer"), a North Carolina corporation, and CGI Holding Corporation ("CGI"), a Nevada corporation and the corporate parent of the Buyer,

and

Jason  and  Shannon  Dowdell  (the  "Shareholders"),   and  Engine  Studio  Inc.
("Engine") sometimes d/b/a Global Promoter, Inc. an unincorporated division of Engine (the Shareholders and Engine collectively, the "Sellers").

In consideration of the mutual covenants and agreements hereinafter set forth, the Buyer and the Sellers hereby agree as follows, intending to be legally bound hereby:

1. The Sellers are engaged in the business of search engine enhancement/marketing/ optimization, web site design/hosting/marketing, and other web/internet-related services and products, and related business activities (collectively, the "Business").

2. Upon the terms and subject to the conditions of this Agreement, the Sellers shall sell, transfer, assign, convey and deliver to the Buyer, and the Buyer shall purchase from the Sellers, on a going concern basis, free and clear of all Indemnified Liabilities (as defined in Paragraph 4 below) of any nature whatsoever, all of the business and operations of the Sellers related to the Business and all of the assets and properties of the Sellers of every kind and description, wherever located, real, personal or mixed, tangible or intangible, that are a part of, used in connection with or associated with the Business as the same shall exist on the date hereof (collectively, the "Purchased Assets"), including, without limitation, all right, title and interest of the Sellers in, to and under the assets listed on Exhibit A attached hereto and hereby made a part hereof, and also to and under any and all of the following assets of the Business which may now exist: permits; machinery; equipment; inventory; furniture; phones; phone systems; computers; computer systems; servers; laptops; displays; tools; cash; accounts receivable; exclusive rights to the Sellers' websites, software, software programs, applications, domain names, URLs, names, trade names, logos, trademarks, service marks, copyrights, patents, trade secrets, licenses and other intellectual property used in the conduct of the Business; mailing lists; telephone numbers; customers; customer lists; reseller relationships; goodwill; subscriber lists; processes; manuals or business procedures; designs; engineering drawings and reports; know-how and other proprietary or confidential information used in or relating to the Business; books and records (including all data and other information stored on discs, tapes or other media) of the Sellers relating to the assets, properties and operations of the Business; rights, claims or causes of action against third parties relating to the assets, properties or operations of the Business arising out of transactions occurring prior to the date hereof; all interest in and to all telephone, telexes and telephone facsimile numbers and other directory listings of the Business and any assumed or fictitious names relating to the Business; and all of the Sellers' other property and assets used or usable in connection with the operation of the Business, except only those assets specifically identified as "Excluded Assets" in Paragraph 3 below.

3. Notwithstanding Paragraph 2 above, the Purchased Assets shall not include the following (herein referred to as the "Excluded Assets"): the corporate minute book, stock transfer book and corporate seal of Engine.

4. The Buyer shall not assume nor be obligated to pay, perform or otherwise discharge any liabilities, charges, debts, liens, encumbrances, lawsuits, judgments, obligations, duties, or claims of any kind or nature whatsoever of any of the Sellers, direct or indirect, known or unknown, foreseen or unforeseen, actual or contingent, including but not limited to liabilities, obligations, losses, expenses, costs, claims, deficiencies and damages of any of the Sellers in regard to: accounts payable; accrued expenses; judgments or liens against the Sellers, the Business or the Purchased Assets; existing leases; personal or corporate guarantees; loans or other obligations owed to any bank, other financial institution, or other lender; shareholder loans; payroll claims; bonus and commission claims; unpaid payroll tax liabilities; other unpaid tax liabilities; governmental fees, assessments or other liabilities of any nature; fees owed to lawyers, accountants or other service providers; any liabilities or obligations arising from the violation or breach of, or default under, any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against any of the Sellers, the Business, or the Purchased Assets; any contract, agreement or arrangement, written or oral, which is applicable to, binding upon or enforceable against any of the Sellers, the Business or the Purchased Assets; pension or other employee benefit plan obligations; accrued vacation or sick day benefits; unemployment compensation; employment discrimination claims; sexual harassment claims; breach of contract claims; fraud claims; credit card chargebacks; lawsuits, pending or threatened; stock options; stock warrants; phantom stock plans; stock appreciation rights or plans; deferred compensation agreements; purchase agreements; consulting agreements; business broker fees; employment agreements; severance agreements or "change of control" agreements of any nature; and any other liabilities of any nature whatsoever and claims of any nature whatsoever, asserted at any time, in regard to the Sellers, the Purchased Assets, or the sale and purchase of the Purchased Assets hereunder (collectively, the "Indemnified Liabilities").

5. The Sellers hereby jointly and severally represent, warrant and covenant to the Buyer and CGI as follows, as of the date hereof and as of the Closing:

(a) that Engine (the "Seller Corporation") is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; that the Seller Corporation has the requisite power and authority to own or lease its property and to carry on the Business as now being conducted; and that there is no pending or threatened proceeding for the dissolution, liquidation, insolvency, bankruptcy or rehabilitation of the Seller Corporation, nor for the insolvency or bankruptcy of the Shareholders;

(b) that each of the Sellers has the power and authority to execute and deliver this Agreement, to perform their respective obligations hereunder and to consummate the transactions contemplated hereby; and that the Sellers have taken all action necessary to authorize the execution and delivery of this Agreement, the performance of their respective obligations hereunder and the consummation of the transactions contemplated hereby; and that the Shareholders are resident of the State of Florida and have the requisite competence to execute and deliver this Agreement and to perform their obligations hereunder and to consummate the transactions contemplated hereby;

(c) that this Agreement has been duly executed and delivered by each of the Sellers and constitutes the legal, valid and binding obligation of each of them, enforceable against them in accordance with its terms;

(d) that there are no proxies, voting rights, contracts or other agreements or understandings with respect to the voting shares of the Seller Corporation or the transfer or use of the Business or the Purchased Assets;

(e) that the Shareholders are the holders of all issued and outstanding shares of capital stock of the Seller Corporation, and the Shareholders own such shares free and clear of all liens, restrictions and claims of any kind;

(f) that the execution and delivery of this Agreement by each of the Sellers, the performance by each of them of their respective obligations hereunder and the consummation by them of the transaction contemplated by this Agreement will not: contravene any provision of the Articles of Incorporation or Bylaws of the Seller Corporation; violate or conflict with any law, statute, ordinance, rule, regulation, decree, writ, injunction, judgment, bank loan agreement, security agreement, or order of any governmental authority or of any arbitration award which is either applicable to, binding upon or enforceable against the Sellers; conflict with, result in any breach of, or constitute a default under, or give rise to a right to terminate, amend, modify, abandon or accelerate, any contract or other agreement which is applicable to, binding upon or enforceable against the Sellers, the Business, or the Purchased Assets; result in or require the creation or imposition of any lien upon or with respect to any of the Purchased Assets; require the consent, approval, authorization or permit of, or filing with or notification to, any governmental authority, any court or tribunal or any other person or entity; nor render any of the Sellers bankrupt or insolvent;

(g) that all articles of incorporation, bylaws, minute books, financial statements, tax returns, accounts, books, ledgers and other records of the Sellers are in good order and have been fully, properly and accurately kept and completed in all material respects, and fully and fairly reflect the results of operations, transactions, properties, assets and liabilities of the Sellers;

(h) that the Sellers do not have any liabilities or obligations, whether accrued, absolute, contingent or otherwise, arising from any interest in any other corporation, partnership, joint venture or other business ventures;

(i) that there is no action, suit, or other legal or administrative proceeding or governmental investigation pending or threatened, anticipated or contemplated against, by or affecting the Sellers or any of their properties or assets, or which question the validity or enforceability of this Agreement or the transaction contemplated hereby, and to the best knowledge of each of the Sellers, there is no basis for any of the foregoing; and that there are no outstanding orders, decrees or stipulations issued by any governmental authority in any proceeding to which any of the Sellers is or was a party which have not been complied with in full or which continue to impose any material obligations on the Sellers;

(j) that the Sellers are and have at all times been in material compliance with all environmental, health and safety laws governing the Business and the Purchased Assets;

(k) that the Sellers have good and marketable title to all of the Purchased Assets, free and clear of any liens or restrictions on use, that the Purchased Assets are in good operating condition, normal wear and tear excepted, and have been maintained in accordance with sound industry practices, and that the Purchased Assets constitute all of the assets and properties necessary for the conduct of the Business of the Sellers in the manner in which and to the extent to which the Business is currently being conducted;

(l) that the Seller are and have been in compliance in all material respects with all laws, regulations and orders applicable to it, their Business and operations, and the Purchased Assets;

(m) that the Sellers are not subject to any contract, non-compete agreement, decree or injunction which restricts the continued operation of the Business or the expansion thereof to other geographical areas, customers and suppliers or lines of business;

(n) that the Sellers are not a party to or bound by any collective bargaining agreement or any other agreement with a labor union, nor any employee benefit plans or welfare plans;

(o) that all tax returns required to be filed in regard to the Sellers or any of their respective income, properties, Business, Purchased Assets, or operations have been properly filed, that all taxes due and payable by or with respect to the Sellers, the Business, and the Purchased Assets have been fully paid as of the date hereof and of the Closing;

(p) that no current customer, employee, supplier or other person or entity involved in the conduct of the Business will or has threatened to terminate its business relationship with the Sellers for any reason;

(q) that the Sellers have not incurred any obligation for any finder's or broker's or agent's fees or commissions or similar compensation in connection with the transactions contemplated hereby; and

(r) that none of the foregoing representations, warranties and covenants of the Sellers contains any untrue statement of a material fact or omits any material fact necessary to make the information contained therein not misleading.

6. Each of the Sellers hereby agrees to jointly and severally indemnify, defend and hold harmless the Buyer, CGI and each of their respective officers, directors and shareholders, from and against the Indemnified Liabilities and from and against all liabilities, obligations, losses, expenses, costs, claims, deficiencies and damages incurred or suffered by the Buyer, CGI and each of their respective officers, directors and shareholders, resulting from any breach of any of the representations, warranties and covenants of the Sellers contained in Paragraph 5 above (collectively, "Indemnified Damages"), without any limitations or qualifications whatsoever, and as an express inducement to the Buyer to enter into this Agreement and to CGI to consent to this Agreement, each of the Sellers hereby waives any and all arguments, grounds, facts, circumstances, reasons, basis, and defenses whatsoever, whether based in law or in equity, regarding the full force and effect and legally binding nature of said agreement of each of the Sellers to indemnify and hold harmless the Buyer, CGI and each of their respective officers, directors and shareholders, as aforesaid. This indemnification provision shall survive the closing of the purchase of the Purchased Assets (the "Closing") and any termination of Jason Dowdell's employment relationship with the Buyer. The Buyer and CGI shall have the right, but not the obligation, to cause the Sellers to satisfy their indemnification obligations hereunder by canceling the Share Certificates delivered to the Sellers pursuant to Paragraph 7(a) below, by canceling Contingent Share Certificates earned by the Sellers pursuant to Paragraph 7(b) below, or by canceling Warrants earned by Jason Dowdell pursuant to Paragraph 8 below, dollar-for-dollar based upon the Closing price of CGI common stock on the date that any of the Indemnified Liabilities or Indemnified Damages are incurred or paid by the Buyer, CGI or any of their respective officers, directors or shareholders. Any of the Sellers' indemnification obligations under this Paragraph that are not satisfied via the cancellation of the Share Certificates, Contingent Share Certificates earned by the Sellers or Warrants earned by Jason Dowdell as aforesaid shall be paid by the Sellers personally, jointly and severally.

7. The purchase price for the Purchased Assets shall be calculated and paid as follows, subject to Paragraph 9 below:

(a) At the Closing, the Buyer shall deliver to the Sellers a stock certificate(s) in the name of the Sellers jointly (or as otherwise directed by the Sellers below) representing an aggregate of Forty Thousand (40,000) shares of common stock of CGI (the "Share Certificates"); and

(b) At the Closing, the Buyer shall deliver to a reputable third party escrow agent selected by CGI (the "Escrow Agent") three stock certificates, each in the name of the Sellers jointly (or as otherwise directed by the Sellers below) representing Twenty Thousand (20,000) shares of common stock of CGI, or sixty thousand (60,000) in total (the "Contingent Share Certificates"). The Contingent Share Certificates shall be held in escrow by the Escrow Agent under the following terms and conditions:

(1) Prior to the Closing and within the first six (6) months following the Closing certain new paying customers of the Buyer's KeywordRanking.com service will be generated via leads supplied by the Sellers, under signed contracts each with a term of at least six (6) months or more, thereby generating an average monthly revenue stream for the Buyer during each of the first twenty-four (24) full calendar months following the six-month anniversary of the Closing, hereafter referred to as the "Average Monthly Revenue Stream"), it being expressly acknowledged and agreed by the Buyer and the Sellers that in calculating the Average Monthly Revenue Stream each payment pursuant to an advance payment contract, prepaid contract and/or annual contract shall be prorated on a monthly basis over the term of such contract;

(2) If the actual Average Monthly Revenue Stream, as certified in writing to CGI by its independent certified public accountants, is less than Four Thousand Six Hundred Sixty-Six Dollars Sixty-Six Cents ($4,666.66), then the Escrow Agent shall return to CGI all three (3) of the Contingent Share Certificates for cancellation;

(3) If the actual Average Monthly Revenue Stream, as certified in writing to CGI by its independent certified public accountants, is Four Thousand Six Hundred
Sixty-Six Dollars Sixty-Six Cents ($4,666.66) or higher but less than Nine Thousand Three Hundred Thirty-Three Dollars Thirty-Three Cents ($9,333.33), then the Escrow Agent shall return to CGI two (2) of the Contingent Share Certificates for cancellation, and shall deliver one (1) of the Contingent Share Certificates to the Sellers;

(4) If the actual Average Monthly Revenue Stream, as certified in writing to CGI by its independent certified public accountants, is Nine Thousand Three Hundred Thirty-Three Dollars Thirty-Three Cents ($9,333.33) or higher but less than Fourteen Thousand Dollars ($14,000.00), then the Escrow Agent shall return to CGI one (1) of the Contingent Share Certificates for cancellation, and shall deliver two (2) of the Contingent Share Certificates to the Sellers; and

(5) If the actual Average Monthly Revenue Stream, as certified in writing to CGI by its independent certified public accountants, is Fourteen Thousand Dollars ($14,000.00) or higher, then the Escrow Agent shall deliver to the Sellers all three (3) of the Contingent Share Certificates.

8. A bona fide, full time relocation of the Shareholders and their children (the "Shareholder Family"), from Florida to Raleigh, North Carolina, is hereinafter referred to as the "Shareholder Family Relocation". As used in this Paragraph 8, the term "Warrants" means warrants to purchase shares of common stock of CGI, each of which warrants shall be exercisable, after vesting, until its termination date, at a specified exercise price (strike price), subject to appropriate adjustments for stock dividends, stock splits and other corporate events following the date hereof, and further subject to other terms and conditions typically contained in CGI's form of employee stock warrants including but not limited to the condition that each warrant shall terminate if it is not exercised within thirty (30) days following Jason Dowdell's last day of employment by a subsidiary of CGI, and further subject to Paragraph 9 below.

(a) If Jason Dowdell works continuously for the Buyer following the Closing, and if the Shareholder Family Relocation as certified by the Buyer's Director of Human Resources occurs and is fully completed on a date (the "Relocation Completion Date") during the period commencing on the Closing and ending on the last day of the fourteenth (14th) full calendar month following the Closing, and if the entire Shareholder Family remains bona fide full-time residents of Raleigh, North Carolina following the Relocation Completion Date, then CGI shall issue Warrants to Jason Dowdell as follows:

                Number         Exercise Price
Date            of Shares     (Strike Price) of
of              Covered        Shares Covered      Vesting        Termination
Warrant         By Warrant     By Warrant          Date              Date

Relocation       16,667          Average closing   First            Fifth
Completion                       price of CGI      anniversary      anniversary
Date                             common stock on   of the           of the
                                 the five trading  Relocation       Relocation
                                 days immediately  Completion       Completion
                                 preceding the     Date             Date
                                 Relocation
                                 Completion
                                 Date

First            16,667          Average closing   Second           Sixth
anniversary                      price of CGI      anniversary      anniversary
of the                           common stock on   of the           of the
Relocation                       the five trading  Relocation       Relocation
Completion                       days immediately  Completion       Completion
Date                             preceding the     Date             Date
                                 first anniversary
                                 of the
                                 Relocation
                                 Completion
                                 Date

Second           16,667          Average closing   Third            Seventh
anniversary                      price of CGI      anniversary      anniversary
of the                           common stock on   of the           of the
Relocation                       the five trading  Relocation       Relocation
Completion                       days immediately  Completion       Completion
Date                             preceding the     Date             Date
                                 second anniversary
                                 of the
                                 Relocation
                                 Completion
                                 Date

(b) If Jason Dowdell works continuously for the Buyer following the Closing, and if the Relocation Completion Date is during the period commencing on the first day of the fifteenth (15th) full calendar month following the Closing and ending on the last day of the twenty-fourth (24th) full calendar month following the Closing, and if the entire Shareholder Family remains bona fide full-time residents of Raleigh, North Carolina following the Relocation Completion Date, then CGI shall issue Warrants to Jason Dowdell as follows:

                  Number           Exercise Price
Date              of Shares        (Strike Price) of
of                Covered          Shares Covered     Vesting      Termination
Warrant           By Warrant       By Warrant          Date            Date

Relocation        8,333            Average closing   First          Fifth
Completion                         price of CGI      anniversary    anniversary
Date                               common stock on   of the         of the
                                   the five trading  Relocation     Relocation
                                   days immediately  Completion     Completion
                                   preceding the     Date           Date
                                   Relocation
                                   Completion
                                   Date

First             8,333            Average closing   Second         Sixth
anniversary                        price of CGI      anniversary    anniversary
of the                             common stock on   of the         of the
Relocation                         the five trading  Relocation     Relocation
Completion                         days immediately  Completion     Completion
Date                               preceding the     Date           Date
                                   first anniversary
                                   of the
                                   Relocation
                                   Completion
                                   Date

Second            8,333            Average closing   Third          Seventh
anniversary                        price of CGI      anniversary    anniversary
of the                             common stock on   of the         of the
Relocation                         the five trading  Relocation     Relocation
Completion                         days immediately  Completion     Completion
Date                               preceding the     Date           Date
                                   second anniversary
                                   of the
                                   Relocation
                                   Completion
                                   Date

9. The number of shares of CGI common stock covered by the Share Certificates and the Contingent Share Certificates referred to in Paragraphs 7(a) and 7(b) above, and the number of shares of CGI common stock covered by the Warrants referred to in Paragraph 8 above, in all cases will be subject to adjustment to reflect any stock splits, stock dividends or recapitalization of CGI following the date hereof. For example, if prior to the Closing CGI effects its planned 1-for-5 reverse stock split, then the number of shares of CGI common stock to be delivered by the Buyer to the Sellers at the Closing pursuant to Paragraph 7(a) above evidenced by the Share Certificates will be reduced to 40,000/5 = 8,000 shares of common stock of CGI. The shares of CGI common stock covered by the Share Certificates and the Contingent Share Certificates referred to in Paragraphs 7(a) and 7(b) above and the shares of CGI common stock issuable upon the exercise of the Warrants referred to in Paragraph 8 above, will be unregistered, restricted stock and will be legended to that effect, and such shares of stock and the Warrants referred to in Paragraph 8 above will be legended in regard to the potential for cancellation thereof pursuant to Paragraphs 6 and 7 above and Paragraph 11 below.

10. Jason Dowdell shall be offered employment by the Buyer as a Divisional Director at a base salary of One Hundred Twenty Thousand Dollars ($120,000) per year, plus family health and dental benefits. Jason Dowdell shall work out of space approved by the Buyer, provided that Jason Dowdell acknowledges and agrees that, prior to the completion of the Shareholder Family Relocation, Jason Dowdell will be obligated to spend at least five (5) business days per calendar month working at the Buyer's headquarters in Raleigh, North Carolina. Jason Dowdell will be eligible for bonuses based upon outstanding performance in the sole discretion of the Buyer's President and Chief Executive Officer. Jason Dowdell's duties and responsibilities as a Divisional Director of the Buyer shall include, but not be limited to the following:

(a) Maximizing the number of paid users of TurboPromoter.com;

(b)   Maximizing   the  value  of  the  customers  of   GlobalPromoter.com   and
TurboPromoter.com in regard to Keywordranking.com's SEO and PPC capabilities;

(c)  Research  for, and  publicity  and  promotion  of,  Keywordranking.com  and
TurboPromoter.com   in   writing,   speaking   engagements   and  SEO   industry
associations, in conjunction with Andy Beal; and

(d) Researching, developing, implementing and managing new products and services for Keywordranking.com.

11. The Shareholders acknowledge that as a publicly traded company functioning under the recently enacted Sarbanes-Oxley Act, CGI and its subsidiaries including the Buyer are subject to close scrutiny regarding their activities, internal financial controls, and public comments and disclosures. To appropriately protect CGI and its subsidiaries including the Buyer, the Shareholders expressly acknowledge and agree as follows:

(a) Jason Dowdell's employment by the Buyer as a Divisional Director shall be full time employment. During the period of such employment by the Buyer, Jason Dowdell shall not have, provide or perform any work, advice, assistance, consultation, analysis, input, participation, or interest whatsoever (including but not limited to any financial interest, direct or indirect, legal or beneficial) in or for the benefit of any corporation, partnership, joint venture, limited liability company, sole proprietorship, or any other entity whatsoever, whether for-profit or non-profit and regardless of whether or not such entity competes against the Business, excepting volunteer activities for local churches or schools and passive real estate investments or investments in publicly traded stocks provided that such volunteer activities and investments do not interfere with the performance of Jason Dowdell's work for the Buyer, and excepting activities following the Closing necessary to properly wind-up and dissolve the Selling Corporation. If during the period of such employment by the Buyer, Jason Dowdell violates this Paragraph 11(a), then following discovery of the violation the Shareholders shall immediately pay and turn over to the Buyer any and all software, software programs, other work product, copyrights, domain names, contract rights, accounts receivable, cash, stock, options, warrants, membership interests, other interests, salary, bonuses, royalties, commissions, fees and any and all other assets, consideration and compensation of any nature whatsoever which has been obtained by the Sellers or any of their immediate family members or affiliates (directly or indirectly, legally or beneficially) in regard to such violation, and in addition the Buyer shall have the unilateral right to cancel any of the Share Certificates delivered by the Buyer to the Sellers pursuant to Paragraph 7(a) above that are still held by any of them, to cancel Contingent Share Certificates earned by the Sellers pursuant to Paragraph 7(b) above, and/or to cancel any Warrants earned by Jason Dowdell pursuant to Paragraph 8 above, all as liquidated and punitive damages in regard to such violation. Without limiting the generality of the foregoing, the Buyer and the Shareholders acknowledge and agree: that Shannon Dowdell solely owns, controls and operates an entity/website called gogoMama.com, and that following the Closing Shannon Dowdell shall be permitted to continue to own, control and operate gogoMama.com; but that Jason Dowdell shall not be involved to any degree whatsoever in gogoMama.com;

(b) During and following any termination of Jason Dowdell's employment by the Buyer for any reason and under any circumstances whatsoever:

(1) the Shareholders shall refrain from making any public or private disclosures regarding the Buyer, CGI or their respective officers, directors or shareholders, except disclosures of such information as may have been publicly disclosed by CGI or its subsidiaries including the Buyer from time to time in press releases or in filings with the U.S. Securities and Exchange Commission, and except as may be required by applicable law or court order; and

(2) the Shareholders shall refrain from making public or private disparaging remarks regarding the Buyer, CGI or their respective officers, directors or shareholders.

12. At the Closing, the Sellers shall cause any and all fees owed to any business broker or consultant employed by the Sellers, to be paid off in full.

13. The execution and closing of this Agreement and the transaction contemplated hereby shall be deemed for all purposes to have taken place on June 4, 2004, notwithstanding the fact that the Share Certificates, the Contingent Share Certificates and the Warrants referred to in Paragraph 7(a), 7(b) and 8 above will not be delivered until after June 4, 2004, and in any event only in accordance with the terms and conditions of this Agreement.

14. During the period between April 1, 2004, and the Closing:

(a) The Sellers shall operate Engine, GlobalPromoter.com and TurboPromoter.com solely in the ordinary course of that Business consistent with past practices. Without limiting the generality of the foregoing, during such period there shall not be any material increases or decreases in compensation, capital expenditures, asset sales or affiliate transactions involving any of the Sellers, nor shall there be any unusual cash withdrawals, unusual payments, unusual contracts or contract provisions, or other unusual transactions or business practices involving the Sellers, excepting only that Jason Dowdell is free to convert as many as possible of the users of TurboPromoter.com into paying customers of TurboPromoter.com under signed contracts each with a term of six (6) months or more so as to maximize the Average Monthly Residual Revenue Stream as contemplated by Paragraph 7(b) above, and to generate new paying customers of the Buyer's KeywordRanking.com service by supplying leads to the Buyer so as to maximize the Average Monthly Profit Stream as contemplated by Paragraph 7(b) above; and

(b) The Sellers shall refrain from entering into, participating in, or responding to, any other negotiations, discussions, contracts, letters of intent, or other arrangements of any nature with any third parties (other than the Buyer and CGI) regarding a disposition of the Business or the Purchased Assets, the sale of the stock of Engine, or any other actions which might have the effect of impeding, delaying or making more costly the sale and purchase of the Assets as contemplated hereby.

15. The obligation of the parties to proceed forward with the execution and Closing of this Agreement shall be contingent upon the following:

(a) the representations, warranties and covenants of the Sellers contained in Paragraph 5 hereof being true and correct in all respects as of the Closing, and no material adverse event having occurred in regard to the Shareholders, the Business or the Purchased Assets during the period from the date hereof through the date of the Closing;

(b) no material adverse event having occurred in regard to the Buyer or CGI during the period from the date hereof through the date of the Closing;

(c) the Sellers signing and delivering to the Buyer a Bill of Sale in the form of Exhibit B attached hereto and hereby made a part hereof, and such other documents as the Buyer may reasonably request or as may be otherwise necessary to evidence and effect the sale, assignment, transfer, conveyance and delivery of the Purchased Assets to the Buyer, free and clear of any and all liens whatsoever;

(d) Jason Dowdell signing and delivering to the Buyer the Confidentiality, Inventions and Non-Competition Agreement in the form of Exhibit C attached hereto and hereby made a part hereof;

(d) the Buyer and CGI having completed their due diligence investigation of the Sellers, the Business and the Assets, including but not limited to the past, present and future prospects and relationships between the Sellers and their customers, and the results of such investigation being satisfactory to the Buyer and CGI in their sole discretion;

(e) all material third party approvals having been obtained, including but not limited to the approvals of the Boards of Directors of Engine, the Buyer and CGI; and

(f) the Buyer and its auditors shall have completed and delivered to the Buyer and CGI a review of the Sellers' financials and internal financial controls, and such review shall be acceptable to the Buyer and CGI in their sole discretion.

16. Each party shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or appropriate to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

17. The Sellers shall be liable for and shall pay all federal, state, county and local taxes and assessments of any type applicable to the Business or the Purchased Assets attributable to all periods up to and through the Closing.

18. Either party may terminate this Agreement without payment or penalty if the Closing of this transaction does not occur on June 4, 2004.

19. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given, delivered and received: when delivered, if delivered personally; or one (1) day after delivery to Federal Express or UPS for overnight delivery; or four (4) days after mailing by registered or certified mail, postage prepaid, return receipt requested; addressed as follows:

If to the Buyer and CGI:

                                         S. Patrick Martin
                                         WebSourced, Inc.
                                         300 Perimeter Park Drive, Suite D
                                         Morrisville, IL  27560

                                         and

                                         Gerard M. Jacobs
                                         CGI Holding Corporation
                                         520 Lake Cook Road, Suite 690
                                         Deerfield, Illinois  60015

                     If to the Sellers:

                                         Jason and Shannon Dowdell
                                         1055 New Hampton Way
                                         Merritt Island, FL  32953

20. This Agreement shall be legally binding upon and inure to the benefit of the parties hereto and their respective successors, heirs and representatives. This Agreement shall not be assignable. This Agreement shall not be amended, waived, modified or supplemented except by a written instrument signed by all of the parties.

21. This Agreement and the Exhibit hereto contain the entire understanding of the parties hereto with regard to the subject matter herein, and supersede all prior conversations, agreements, understandings or letters of intent between or among any of the parties hereto. It is expressly agreed and acknowledged by the Sellers that following the Closing the Buyer shall have no further financial or contractual obligations to the Sellers whatsoever in regard to the Business or the Purchased Assets except as expressly set forth in this Agreement.

22. Each party shall pay all costs and expenses incident to its negotiation, preparation and execution of this Agreement, including the fees of its lawyers and accountants.

23. This Agreement may be executed in one or more counterparts, each of which shall be considered an original instrument. Faxed signatures shall be considered originals.

24. This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of North Carolina.

25. Each party hereby irrevocably submits in any suit, action or proceeding arising out of or related to this Agreement or the transaction contemplated hereby to the jurisdiction of the United States District Courts located in North Carolina and the jurisdiction of any court of the State of North Carolina located in Raleigh, North Carolina, and waive any and all objections to jurisdiction that they may have under the laws of the State of North Carolina or of the United States.

26. Time shall be of the essence in the performance of all obligations under this Agreement.

27. The Sellers hereby acknowledge, agree and direct that the Share Certificates and the Contingent Share Certificates referred to in Paragraph 7(a) and 7(b) above shall be titled exactly as follows: Jason Dowdell.

IN WITNESS WHEREOF, the Buyer and the Sellers, intending to be legally bound hereby, have executed this Agreement as of June 4, 2004.

                           WEBSOURCED, INC.


                           By:      _______________________________
                                    S. Patrick Martin,
                                    President and Chief Executive Officer

                           CGI HOLDING CORPORATION


                           By:      _______________________________
                                    Gerard M. Jacobs
                                    President and Chief Executive Officer








___________________________
Jason Dowdell, in his individual capacity


___________________________
Shannon Dowdell, in her individual capacity

ENGINE STUDIO INC.


By:_________________________
Jason Dowdell, in his capacity as a shareholder,
officer and director of Engine Studio Inc.

By:_________________________
Shannon Dowdell, in her capacity as a
shareholder, officer and director of Engine Studio
Inc.

                      Exhibit A to Asset Purchase Agreement

                                PURCHASED ASSETS


1. All of the assets used in or associated with the business of Engine Studio Inc., sometimes d/b/a Global Promoter, Inc. an unincorporated division of Engine Studio Inc.

2.  All  of  the  assets   used  in  or   associated   with  the   business   of
GlobalPromoter.com

3.  All  of  the  assets   used  in  or   associated   with  the   business   of
TurboPromoter.com

Including but not limited to:

1.       All Current GlobalPromoter.com users (Approx. 8,000)
2.       All new members and
a.       All future custom quote requests
b.       All future partnership & private label requests
c.       All future email addresses
d.       All future free site submission requests
e.       All future ranking report requests
f.       All future leads generated
3.       Knowledge Base Application
a.       Site Spider
b.       Tools
c.       Dictionary
d.       Help System
e.       Articles
f.       Project Management Application
4.       EngineStudio.com (pr7), GlobalPromoter.com (pr7) & Intranet Apps
a.       Contact admin
b.       Mailing list admin
c.       Email campaign admin
d.       Directory admin
e.       News admin
f.       Kb admin
g.       SEO project admin
h.       Tutorial admin
i.       Security admin
j.        GlobalPromoter.com (pr7)
k.       Site
i.       Content
ii.      Urls
iii.     Marketing collateral
l.       TurboPromoter.com (newsite)
5.       Domain Names (Approx. 54)
6.       ReSellers Network
a.       Ah-Ha
b.       New Media Gateway
c.       Y2Marketing
d.       CNIWeb
e.       Unleashed Media
f.       CFDynamics
g.       An hosts
h.       Net Directive Tech
i.       Skip Quinn - WSI franchise fulfillment center
j.       More
7.       GP Server (Brand New Dell)
8.       Software Licenses
a.       Optilink
b.       Web Position Gold
c.       Trellian SubmitWolf
9.       Domain Names
----------------------                                -------------------------
BreakingRank.com                                        SEODatabase.com
BreakingRank.net                                        SEODatabase.net
BreakingRank.org                                        SEODatabase.org

EngineStudio.com                                        SEODB.COM
EngineStudio.net                                        SEODB.NET
                                                        SEODB.ORG
EWebSiteTraffic.com
                                                        SEOKB.COM
GlobalPromoter.com                                      SEOKB.NET
GlobalPromoter.net                                      SEOKB.ORG
GlobalPromoter.org
                                                        SEOKnowledge.com
GoogleRankingReport.com                                 SEOKnowledge.net
GoogleRankingReport.net                                 SEOKnowledge.org
GoogleRankingReport.org
                                                        SEOProgram.com
OptimizationHelp.com                                    SEOProgram.net
OptimizationHelp.net                                    SEOProgram.org
OptimizationHelp.org
                                                        SEOTool.com
OptimizationVideo.com                                   SEOTool.net
OptimizationVideo.net                                   SEOTool.org
OptimizationVideo.org
                                                        SEOTutorial.com
PromotionHelp.com                                       SEOTutorial.net
PromotionHelp.net                                       SEOTutorial.org
PromotionHelp.org
                                                        SEOVideo.com
SearchEngineMarketingTools.com                          SEOVideo.net
SearchEngineMarketingTools.net                          SEOVideo.org
SearchEngineMarketingTools.org
                                                        TurboPromoter.com
SearchMercial.com                                       TurboPromoter.net
                                                        TurboPromoter.org
SEOAudit.com
SEOAudit.net                                            WebSiteRankingReport.com
SEOAudit.org                                            WebSiteRankingReport.net
                                                        WebSiteRankingReport.org
SEOCodeOfEthics.com
SEOCodeOfEthics.net                                     WoldPay.com
SEOCodeOfEthics.org                                     WoldPay.net
                                                        WoldPay.org

                      Exhibit B to Asset Purchase Agreement


                                  BILL OF SALE


This Bill of Sale dated June 4, 2004 is executed and delivered by,

Engine Studio, Inc, a Florida corporation, (Engine) sometimes d/b/a Global Promoter, Inc., an unincorporated division of Engine), and Jason Dowdell and Shannon Dowdell ("Shareholders"), (Engine and Shareholders collectively, the "Sellers"),

and

WebSourced, Inc. (the "Buyer"), a North Carolina corporation and CGI Holding Corporation ("CGI"), a Nevada corporation and the corporate parent of the Buyer.

All capitalized words and terms used in this Bill of Sale and not defined herein shall have the respective meanings ascribed to them in the Asset Purchase Agreement dated June 4, 2004 between the Sellers and the Buyer (the "Agreement").

WHEREAS, pursuant to the Agreement, the Sellers have agreed to sell, transfer, convey, assign and deliver to the Buyer substantially all of the assets and business of the Sellers;

NOW, THEREFORE, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers hereby agree as follows:

1. The Sellers hereby sell, transfer, convey, assign and deliver to the Buyer, its successors and assigns, to have and to hold forever, all of the Purchased Assets including without limitation the assets listed on Exhibit "A" hereto.

2. The Sellers hereby covenant and agree that they will, at the request of the Buyer and without further consideration, execute and deliver, and will cause their employees to execute and deliver, such other instruments of sale, transfer, conveyance and assignment, and take such other action as may reasonably be necessary to more effectively sell, transfer, convey, assign and deliver to, and vest in, the Buyer, its successors and assigns, good, clear, record and marketable title to the Purchased Assets hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to put the Buyer in actual possession and operating control thereof, to assist the Buyer in exercising all rights with respect thereto and to carry out the purpose and intent of the Agreement.

3. The Sellers does hereby irrevocably constitute and appoint the Buyer, its successors and assigns, its true and lawful attorney, with full power of substitution, in its name or otherwise, and on behalf of the Sellers, or for its own use, to claim, demand, collect and receive at any time and from time to time any and all assets, properties, claims, accounts and other rights, tangible or intangible, hereby sold, transferred, conveyed, assigned and delivered, or intended so to be, and to prosecute the same at law or in equity and, upon discharge thereof, to complete, execute and deliver any and all necessary instruments of satisfaction and release.

4. The Sellers, by their execution of this Bill of Sale, and the Buyer, by its acceptance of this Bill of Sale, each hereby acknowledges and agrees that neither the representations and warranties nor the rights and remedies of any party under the Agreement shall be deemed to be enlarged, modified or altered in any way by this instrument.

IN WITNESS WHEREOF, Sellers and Buyer have each caused their respective duly authorized officers and shareholders to execute and deliver this Bill of Sale all as of the day first above written.

     SELLERS: ENGINE STUDIO, INC., sometimes d/b/a GLOBAL PROMOTER INC. (an unincorporated division), JASON DOWDELL and SHANNON DOWDELL, in their individual capacities and in their capacity as shareholders, directors and officers of Engine Studio, Inc.


     By:
         ---------------------------------------------------
             Name: Jason Dowdell, in his individual capacity
             and in his capacity as a shareholder, President
             and a director of Engine Studio, Inc.

             __________________________________
     By:     Name: Shannon Dowdell, in her individual capacity
             and in her capacity as a shareholder and a
             director of Engine Studio, Inc.

     BUYER:

     WEBSOURCED, INC. and
     CGI HOLDING CORPORATION


     By:
         ---------------------------------------------------
             Name: S. Patrick Martin
             Title: President, CEO and a director of
             WebSourced, Inc.

     By:     ___________________
             Gerard M. Jacobs
             President and CEO of
             CGI Holding Corporation, and a director of
             WebSourced, Inc.

                           Exhibit "A" to Bill of Sale

                                PURCHASED ASSETS


1. All of the assets used in or associated with the business of Engine Studio Inc., sometimes d/b/a Global Promoter, Inc. an unincorporated division of Engine Studio Inc.

2.  All  of  the  assets   used  in  or   associated   with  the   business   of
GlobalPromoter.com

3.  All  of  the  assets   used  in  or   associated   with  the   business   of
TurboPromoter.com


Including but not limited to:

10.      All Current GlobalPromoter.com users (Approx. 8,000)
11.      All new members and
a.       All future custom quote requests
b.       All future partnership & private label requests
c.       All future email addresses
d.       All future free site submission requests
e.       All future ranking report requests
f.       All future leads generated
12.      Knowledge Base Application
a.       Site Spider
b.       Tools
c.       Dictionary
d.       Help System
e.       Articles
f.       Project Management Application
13.      EngineStudio.com (pr7), GlobalPromoter.com (pr7) & Intranet Apps
a.       Contact admin
b.       Mailing list admin
c.       Email campaign admin
d.       Directory admin
e.       News admin
f.       Kb admin
g.       SEO project admin
h.       Tutorial admin
i.       Security admin
j.        GlobalPromoter.com (pr7)
k.       Site
i.       Content
ii.      Urls
iii.     Marketing collateral
l.       TurboPromoter.com (newsite)
14.      Domain Names (Approx. 54)
15.      ReSellers Network
a.       Ah-Ha
b.       New Media Gateway
c.       Y2Marketing
d.       CNIWeb
e.       Unleashed Media
f.       CFDynamics
g.       An hosts
h.       Net Directive Tech
i.       Skip Quinn - WSI franchise fulfillment center
j.       More
16.      GP Server (Brand New Dell)
17.      Software Licenses
a.       Optilink
b.       Web Position Gold
c.       Trellian SubmitWolf
18.      Domain Names
--------------------------                              -----------------------
BreakingRank.com                                        SEODatabase.com
BreakingRank.net                                        SEODatabase.net
BreakingRank.org                                        SEODatabase.org

EngineStudio.com                                        SEODB.COM
EngineStudio.net                                        SEODB.NET
                                                        SEODB.ORG
EWebSiteTraffic.com
                                                        SEOKB.COM
GlobalPromoter.com                                      SEOKB.NET
GlobalPromoter.net                                      SEOKB.ORG
GlobalPromoter.org
                                                        SEOKnowledge.com
GoogleRankingReport.com                                 SEOKnowledge.net
GoogleRankingReport.net                                 SEOKnowledge.org
GoogleRankingReport.org
                                                        SEOProgram.com
OptimizationHelp.com                                    SEOProgram.net
OptimizationHelp.net                                    SEOProgram.org
OptimizationHelp.org
                                                        SEOTool.com
OptimizationVideo.com                                   SEOTool.net
OptimizationVideo.net                                   SEOTool.org
OptimizationVideo.org
                                                        SEOTutorial.com
PromotionHelp.com                                       SEOTutorial.net
PromotionHelp.net                                       SEOTutorial.org
PromotionHelp.org
                                                        SEOVideo.com
SearchEngineMarketingTools.com                          SEOVideo.net
SearchEngineMarketingTools.net                          SEOVideo.org
SearchEngineMarketingTools.org
                                                        TurboPromoter.com
SearchMercial.com                                       TurboPromoter.net
                                                        TurboPromoter.org
SEOAudit.com
SEOAudit.net                                            WebSiteRankingReport.com
SEOAudit.org                                            WebSiteRankingReport.net
                                                        WebSiteRankingReport.org
SEOCodeOfEthics.com
SEOCodeOfEthics.net                                     WoldPay.com
SEOCodeOfEthics.org                                     WoldPay.net
                                                        WoldPay.org

                      Exhibit C to Asset Purchase Agreement

            CONFIDENTIALITY, INVENTIONS AND NON-COMPETITION AGREEMENT